UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2024

EYENOVIA, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38365	47-1178401
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

295 Madison Avenue, Suite 2400, New York, NY 10017

(Address of Principal Executive Offices, and Zip Code)

(833) 393-6684

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

(Title of each class)	(Trading Symbol)	(Name of each exchange on which registered)
Common stock, par value $0.0001 per share	EYEN	The Nasdaq Stock Market (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

First Amendment to Loan and Security Agreement

On November 22, 2024, Eyenovia, Inc. (the “Company”) entered into the First Amendment (the “First Amendment”) to the Supplement (the “Supplement”) to that certain Loan and Security Agreement, dated November 22, 2022 (the “Loan and Security Agreement”) with Avenue Capital Management II, L.P., as administrative agent and collateral agent, Avenue Venture Opportunities Fund, L.P., as a lender (“Avenue 1”) and Avenue Venture Opportunities Fund II, L.P., as a lender (together with Avenue 1, the “Lenders”).

As previously disclosed, the Loan and Security Agreement, as supplemented by the Supplement, provides for term loans in an aggregate principal amount of up to $15.0 million to be delivered in multiple tranches. As of November 19, 2024, the Company owed $10.1 million in principal and accrued interest under the facility. Amounts outstanding under the facility bear interest at an annual rate equal to the greater of (a) 7.0% and (b) the prime rate as reported in The Wall Street Journal plus 4.45% (the “Interest Rate”). The maturity date is November 1, 2025.

Pursuant to the First Amendment, the Lenders agreed to defer principal and interest payments on amounts outstanding until the end of February 2025. Deferred interest will accrue on the outstanding principal amount at the Interest Rate.

The foregoing descriptions of the Loan and Security Agreement and the Supplement do not purport to be complete and are qualified in their entirety by reference to the full text of the Loan and Security Agreement and the Supplement, copies of which were filed as Exhibits 10.30 and 10.31, respectively, to the Annual Report on Form 10-K filed by the Company on March 31, 2023. The foregoing description of the First Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the First Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Subscription Agreement

In connection with the First Amendment, the Company and the Lenders entered into a Subscription Agreement, dated November 22, 2024 (the “Subscription Agreement”), under which the Company agreed to issue to the Lenders an aggregate of 1,901,733 shares (the “Shares”) of common stock, par value $0.0001 per share, of the Company, at a price per share of approximately $0.1052, which was based on the five trading-day VWAP preceding entry into the Subscription Agreement. The issuance of the Shares will be exempt from registration under the Securities Act of 1933, as amended, and is expected to occur on or around November 25, 2024.

The foregoing description of the Subscription Agreement does not purport to be complete and is qualified in its entirety by reference to the Subscription Agreement, a copy of which is attached as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Form 8-K under the heading “First Amendment to Loan and Security Agreement” is incorporated into this Item 2.03 by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Form 8-K under the heading “Subscription Agreement” is incorporated into this Item 3.02 by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As part of the Company’s restructuring process, effective November 22, 2024 (the “Effective Date”), Andrew D. Jones transitioned out of his position as Chief Financial Officer, Treasurer and Secretary of the Company and will serve as a part-time consultant of the Company until December 31, 2024. There were no disagreements between Mr. Jones and the Company, and this transition is not related to the operations, policies or practices of the Company or any issues regarding accounting policies or practices.

On the Effective Date, Michael Rowe, Chief Executive Officer of the Company and a member of the board of directors of the Company (the “Board”), was appointed to the roles of Principal Financial Officer, Treasurer and Secretary. Mr. Rowe has been the Chief Executive Officer and a member of the Board since August 2022. Prior to these roles, he served as the Company’s Corporate Vice President from 2018 to 2021 and the Chief Operating Officer from 2021 until being named Chief Executive Officer. Previously, Mr. Rowe was the Executive Director of Marketing for Aerie Pharmaceuticals Inc., where he was pivotal in the commercialization of their glaucoma franchise. Before that, Mr. Rowe spent 12 years at Allergan plc, where he found the health economics department, led strategic planning and new pharmaceutical and device product commercialization for the global glaucoma franchise and found the competitive intelligence function across the company. During this time, Mr. Rowe also served as the Company’s liaison with Senju Pharmaceuticals (a current stockholder and licensee of Eyenovia) and was instrumental in the successful launch of multiple glaucoma products in the Japanese market.

There are no arrangements or understandings between Mr. Rowe and any other persons pursuant to which he was appointed as Principal Financial Officer, Treasurer and Secretary of the Company, and there is no family relationship between Mr. Rowe and any director or executive officer of the Company. There are no transactions between the Company and Mr. Rowe that are disclosable pursuant to Item 404(a) of Regulation S-K.

Mr. Jones will receive $20,000 for his consulting services to the Company over the next five weeks.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	First Amendment to Supplement to Loan and Security Agreement, dated as of November 22, 2024, by and among Eyenovia, Inc., Avenue Capital Management II, L.P., Avenue Venture Opportunities Fund, L.P. and Avenue Venture Opportunities Fund II, L.P.
10.2	Subscription Agreement, dated as of November 22, 2024, by and among Eyenovia, Inc., Avenue Venture Opportunities Fund, L.P. and Avenue Venture Opportunities Fund II, L.P.
104	Cover Page Interactive Data File (embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EYENOVIA, INC.

Dated: November 25, 2024	By:	/s/ Michael Rowe
Michael Rowe
Chief Executive Officer